                                 FIRST AMENDMENT
                                     TO THE
                             NOTE PURCHASE AGREEMENT

          THIS FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT, dated as of August 4, 1997 (this "Amendment"), among ARCADIA FINANCIAL, LTD. (formerly known as Olympic Financial, Ltd.) ("Arcadia"), ARCADIA RECEIVABLES CONDUIT CORP. (the "Issuer"), RECEIVABLES CAPITAL CORPORATION (the "Purchaser") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Agent").

          WHEREAS, the parties hereto wish to amend the Note Purchase Agreement, dated as of December 3, 1996 (the "Note Purchase Agreement"), among Arcadia, the Issuer, the Purchaser and the Agent, as provided herein;

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. AMENDMENT OF SECTION 1. Section 1 of the Note Purchase Agreement shall be amended by deleting "U.S. $300,000,000," in the fourth line of Section 1 and replacing it with "$375,000,000."

          SECTION 2. REPRESENTATIONS AND WARRANTIES OF ARCADIA. Arcadia represents and warrants that as of the effective date of this Amendment no Event of Default has occurred under the Repurchase Agreement and no Servicer Termination Event has occurred under the Servicing Agreement, and to the best of Arcadia's knowledge there is no set of circumstances existing that with the passage of time, would constitute such an Event of Default of Servicer Termination Event.

          SECTION 3. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective upon receipt by the Administrative Agent, in form and substance satisfactory to the Administrative Agent, of (i) this Amendment duly executed and delivered by each of the parties hereto and (ii) an opinion of counsel to Arcadia, dated the date hereof, addressed to the Agent and the Security Insurer, covering such matters as the Agent may reasonably request.

          SECTION 4. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all the terms and conditions of the Note Purchase Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power remedy of any party to the Note Purchase Agreement. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereof.

          SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          SECTION 7. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Note Purchase Agreement.

          IN WITNESS WHEREOF, the Purchaser, the Agent, Arcadia and the Issuer have caused this First Amendment to Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                   ARCADIA RECEIVABLES CONDUIT CORP.

                                   By: /s/ John Witham
                                       -------------------------------
                                        Name: John Witham
                                        Title: EVP CFO


                                   ARCADIA FINANCIAL LTD.

                                   By: /s/ Mike Sherman
                                       --------------------------------
                                        Name:  Mike Sherman
                                        Title: VP Treasurer


                                   RECEIVABLES CAPITAL CORPORATION

                                   By: /s/ Stewart L. Cutler
                                       --------------------------------
                                        Name:  Stewart L. Cutler
                                        Title: Vice President

                                   BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION
                                   as Agent

                                   By: /s/ Erik G. Ford
                                       --------------------------------
                                        Name:  Erik G. Ford
                                        Title: as Attorney-in Fact



                                        3